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                                  EXHIBIT 10.11

                       NINTH AMENDMENT TO CREDIT AGREEMENT

         THIS NINTH AMENDMENT TO CREDIT AGREEMENT (the "NINTH AMENDMENT") is made and dated as of April 24, 2001, by and among SANWA BANK CALIFORNIA ("SANWA"), those other banks (each, including Sanwa, a "LENDER" and, collectively, the "LENDERS"), party with Sanwa to the Agreement defined in Recital A below, SANWA, as agent for the Lenders (in such capacity, the "AGENT") and as the L/C Bank (as defined in the Agreement), and NTS TECHNICAL SYSTEMS, a California corporation (the "BORROWER").

RECITALS

         A. Pursuant to that certain Credit Agreement dated as of September 8, 1997 among the Agent, the Lenders and the Borrower (as amended, modified, or waived, the "AGREEMENT"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         B. The Borrower has asked the Agent, the L/C Bank and the Lenders to waive certain terms of the Agreement and to modify certain other terms of the Agreement.

         C. The Agent, the L/C Bank and the Lenders have agreed to such requests of the Borrower on the terms and conditions contained in this Ninth Amendment.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. WAIVER. In reliance on the representations and warranties contained in this Ninth Amendment and subject to the other terms and conditions of this Ninth Amendment, as of the Effective Date, the Agent, the L/C Bank and the Lenders waive the following Events of Default and Potential Defaults under the Agreement, each such waiver being specific in time and intent and not constituting a waiver of any other right or provision in the Agreement or any other Loan Document:

            (a) In breach of the covenant in PARAGRAPH 7(J)(5), the Borrower permitted, as of fiscal year end January 31, 2001, the Debt Coverage Ratio for the preceding four fiscal quarters to be less than 1.30 to 1.00;

            (b) In breach of the covenant in PARAGRAPH 7(J)(3), the Borrower permitted capital expenditures (calculated on a consolidated basis for the Parent and its Consolidated Subsidiaries) in the fiscal year ending January 31, 2001 to be in excess of $6,500,000;

            (c) In breach of the covenant in PARAGRAPH 7(E), the Borrower permitted during the fiscal year ending January 31, 2001 the Parent to pay dividends or repurchase stock of the Parent in an aggregate amount in excess of 40% of the consolidated net income of the Parent in the immediately preceding fiscal year.

         2. AMENDMENTS. The Agreement is amended as follows:


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         2(a) REVOLVING CREDIT LIMIT. The definition of "Revolving Credit Limit"
in PARAGRAPH 1 is amended to read as follows:

        "'REVOLVING CREDIT LIMIT' shall mean $10,000,000, as such amount may be increased or decreased by written agreement of the Agent, the Borrower and on hundred percent (100%) of the Lenders."

         2(b) MANDATORY PREPAYMENT. PARAGRAPH 2(E)(1) is amended to add at the end thereof a new clause (v) to read as follows:

        "(v) Within two (2) Business Days after the date that the Parent or Borrower receives a Federal income tax refund for fiscal year ended January 31, 2001, the Revolving Loans shall be prepaid in an amount equal to $544,000."

         2(c) FINANCIAL STATEMENTS. PARAGRAPH 6(A) is amended to add at the end thereof a new subparagraph (4) to read as follows:

         "(4) Within thirty (30) days after the last day of each month (beginning March 31, 2001), for reporting purposes only and not for purposes of determining compliance with PARAGRAPH 7(J) of this Agreement or preparation of a Compliance Certificate, the balance sheet of the Parent as of the end of, and the related statement of income for, the month and for the period from the first day of the then current fiscal year through such month, prepared on a consolidated basis and in accordance with GAAP applied on a basis consistent with the audited financial statements of the Parent, subject to changes resulting from audit and normal year-end adjustments."

         2(d) ACCOUNT RECEIVABLES AGINGS. PARAGRAPH 6(B)(3) is amended to read as follows:

         "(3) Within 30 days after the last day of each month, beginning with the month ended March 31, 2001, a summary accounts receivable aging for the Parent and its Subsidiaries;"

         2(e) ACQUISITIONS. PARAGRAPH 7(D)(5) of the Agreement is amended to read:

         "(5) Intentionally omitted;"

         2(f) CAPITAL EXPENDITURES. PARAGRAPH 7(J)(3) is amended to read as follows:

         "(3) make capital expenditures in an aggregate amount in excess of $3,000,000 in any fiscal year, beginning with the fiscal year ending January 31, 2002."

         2(g) QUICK RATIO. PARAGRAPH 7(J)(4) is amended to read as follows:

         "(4) beginning April 30, 2001, permit at any time the Quick Ratio to be less than 1.00 to 1.00; or"

         2(h) DEBT COVERAGE RATIO. PARAGRAPH 7(J)(5) is amended to read as follows:

         "(5) permit the Debt Coverage Ratio for the four fiscal quarters ending
         (i) April 30, 2001, July 31, 2001, or October 31, 2001, to be less than
         1.10 to 1.00 or (ii) January 31, 2002 or the end of any fiscal quarter thereafter, 1.25 to 1.00."

         2(i) MINIMUM PROFIT. PARAGRAPH 7(J) is amended to delete the "or" at the end of subparagraph (4), to replace the period (.) at the end of subparagraph (5) with ";or" and to insert thereafter a new subparagraph (6) to read as follows:

         "(6) as at the end of any fiscal quarter, beginning with fiscal quarter ending April 30, 2001, permit net profit after taxes realized in the quarter just ended to be less than $1.00."


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         3. REAFFIRMATION OF SECURITY AGREEMENTS. The Borrower hereby affirms and agrees that, except as otherwise provided herein, (a) the execution and delivery by the Borrower of and the performance of its obligations under this Ninth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the Obligations of the Borrower or the rights of the Lenders under the Security Documents or any other document or instrument made or given by the Borrower in connection therewith, (b) the term "OBLIGATIONS" as used in the Security Agreement includes, without limitation, the Obligations of the Borrower under the Agreement as amended hereby, and (c) the Security Documents remain in full force and effect and constitute a continuing first priority security interest in and lien upon the Collateral described therein.

         4. EFFECTIVE DATE. Subject to the terms contained in the last paragraph of this PARAGRAPH 4, this Ninth Amendment shall be effective on the date (the "EFFECTIVE DATE") when all of the following conditions precedent have been satisfied:

            (a) The Borrower shall have delivered or shall have had delivered to the Agent each of the following (with sufficient copies for each of the Lenders):

                (i) A duly executed copy of this Ninth Amendment;

                (ii) Such credit applications, financial statements, authorizations and such information concerning the Borrower and its Guarantors and their business, operations and condition (financial and otherwise) as any Lender may reasonably request.

            (b) Any and all fees and other amounts payable hereunder on or prior to such date shall have been paid, and all acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Ninth Amendment and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

            (c) The representations and warranties made by or on behalf of the Borrower and each Guarantor in or pursuant to the Loan Documents (and by executing and delivering this Ninth Amendment, the Borrower represents that all such representations and warranties) shall be accurate and complete in all material respects as if made on and as of such date (or as of December 31, 2000 if such representations and warranties relate to the financial results or condition of the Borrower).

            (d) There shall not have occurred an Event of Default or Potential Default not otherwise cured or waived. This Amendment shall cease to be effective as of close of business of the Lenders on May 4, 2001 unless, prior to that time, Mellon Bank, N.A., as a Lender under the Agreement, shall have received from the Borrower an amendment fee of $17,500 and Sanwa Bank California, as a Lender under the Agreement, shall have received from the Borrower an amendment fee of $17,500.

         8. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent, the L/C Bank and each Lender to enter into this Ninth Amendment, the Borrower represents and warrants to the Agent, the L/C Bank and each Lender that:

            (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Borrower and each Guarantor (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on it or its property and/or business or on its ability to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations.

            (b) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower and each Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Ninth Amendment and the


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Agreement as amended hereby to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Ninth Amendment and the Agreement as amended hereby. This Ninth Amendment and the Agreement as amended hereby have been duly executed and delivered on behalf of the Borrower and each Guarantor party thereto and constitute such Person's legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

            (c) NO LEGAL BAR. The execution, delivery and performance of this Ninth Amendment and the Agreement as amended hereby, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligations of the Borrower or any Guarantor or create or result in the creation of any Lien on any assets of the Borrower or any Guarantor except as contemplated thereby.

            (d) NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or any Guarantor, threatened by or against the Borrower or any Guarantor or against any of the Borrower's or any Guarantor's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent and its Subsidiaries, taken as a whole.

            (e) CONSENTS, ETC. No consent, approval, authorization of, or registration, declaration or filing with any Governmental Authority is required on the part of the Borrower or any Guarantor in connection with the execution and delivery of this Ninth Amendment and the Agreement as amended hereby or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

            (f) NO DEFAULT. No Potential Default or Event of Default has occurred under the Agreement which has not otherwise been cured or waived.

            (g) FULL DISCLOSURE. None of the representations or warranties made by the Borrower or any Guarantor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Guarantor in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         9. MISCELLANEOUS PROVISIONS.

            (a) EXPENSES. In accordance with PARAGRAPH 6(G) of the Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent incident to the preparation and negotiation of this Ninth Amendment.

            (b) ENTIRE AGREEMENT. This Ninth Amendment embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

            (c) GOVERNING LAW. This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

            (d) COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Ninth
Amendment to be executed as of the day and year first above written.


                                NTS TECHNICAL SYSTEMS, a California corporation


                                By:  /s/ LLOYD BLONDER
                                    ----------------------------------------
                                Name:  Lloyd Blonder
                                Title: Chief Financial Officer


                                SANWA BANK CALIFORNIA, as Agent and the L/C Bank


                                By:  /s/ ROBERT LIGON
                                    ---------------------------------------
                                Name:  Robert Ligon
                                Title: Vice President


                                SANWA BANK CALIFORNIA, as a Lender


                                By:  /s/ ROBERT LIGON
                                    ---------------------------------------
                                Name:  Robert Ligon
                                Title: Vice President


                                MELLON BANK, N.A., as a Lender


                                By:  /s/ GARRY HANDELMAN
                                    ---------------------------------------
                                Name:  Garry Handelman
                                Title: Vice President


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                           REAFFIRMATION OF GUARANTIES

Each of the undersigned Guarantors agrees to the terms of this Ninth Amendment and hereby ratifies and reaffirms its Guaranty of the Obligations of the Borrower and its grant of a security interest in certain property to secure such Guaranty in favor of the Agent, on behalf of itself, the Lender, and the L/C Bank and agrees that, notwithstanding this Ninth Amendment and any other amendment or supplement to the Agreement entered into prior to this Ninth Amendment, its Guaranty shall remain in full force and effect with respect to the Agreement as amended hereby.

                                    NATIONAL TECHNICAL SYSTEMS, INC.


                                    By:  /s/ LLOYD BLONDER
                                        ------------------------------------
                                    Name:  Lloyd Blonder
                                    Title: Chief Financial Officer


                                    ETCR, INC.


                                    By:  /s/ LLOYD BLONDER
                                        ------------------------------------
                                    Name:  Lloyd Blonder
                                    Title: Vice President


                                    APPROVED ENGINEERING TEST
                                    LABORATORIES, INC.


                                    By:  /s/ LLOYD BLONDER
                                        ------------------------------------
                                    Name:  Lloyd Blonder
                                    Title: Vice President


                                    ACTON ENVIRONMENTAL TESTING CORPORATION


                                    By:  /s/ LLOYD BLONDER
                                        ------------------------------------
                                    Name:  Lloyd Blonder
                                    Title: Vice President


                                    XXCAL, INC.


                                    By:  /s/ LLOYD BLONDER
                                        ------------------------------------
                                    Name:  Lloyd Blonder
                                    Title: Vice President


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